                                                                               .
                                                                               .
                                                                               .
                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


Fund                                                         Effective Date
----                                                         --------------
Schwab International Index Fund - Investor Shares            July 21, 1993

Schwab International Index Fund - Select Shares              April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                  April 30, 1997

Schwab MarketTrack Growth Portfolio - Investor Shares        September 25, 1995
(formerly known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Growth Portfolio - P Shares               November 29, 2005

Schwab MarketTrack Balanced Portfolio (formerly known as     September 25, 1995
Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio - Investor         September 25, 1995
Shares (formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab MarketTrack Conservative Portfolio - P Shares         November 29, 2005

Schwab MarketTrack All Equity Portfolio (formerly known as   April 16, 1998
Schwab Asset Director-Aggressive Growth Fund)

Schwab S&P 500 Index Fund - Investor Shares                  February 28, 1996

Schwab S&P 500 Index Fund - e.Shares                         February 28, 1996

Schwab S&P 500 Index Fund - Select Shares                    April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab            May 21, 1996
Analytics Fund)

Laudus International MarketMasters Fund - Investor Shares    September 2, 1996
(formerly known as Schwab International MarketMasters Fund
- Investor Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Laudus International MarketMasters Fund - Select Shares      April 1, 2004
(formerly known as Schwab International MarketMasters Fund
- Select Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund - Investor Shares (formerly   October 13, 1996
known as Schwab U.S. MarketMasters Fund - Investor Shares,
Schwab MarketManager Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Laudus U.S. MarketMasters Fund - Select Shares (formerly     June 1, 2004
known as Schwab U.S. MarketMasters Fund - Select Shares,
Schwab MarketManager Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Laudus Balanced MarketMasters Fund - Investor Shares         October 13, 1996
(formerly known as Schwab Balanced MarketMasters Fund -
Investor Shares, Schwab MarketManager Balanced Portfolio
and Schwab OneSource Portfolios-Balanced Allocation)

Laudus Balanced MarketMasters Fund - Select Shares           June 1, 2004
(formerly known as Schwab Balanced MarketMasters Fund -
Select Shares, Schwab MarketManager Balanced Portfolio and
Schwab OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund - Investor Shares        August 3, 1997
(formerly known as Schwab Small-Cap MarketMasters Fund -
Investor Shares, Schwab MarketManager Small Cap Portfolio
and Schwab OneSource Portfolios-Small Company)

Laudus Small-Cap MarketMasters Fund - Select Shares          June 1, 2004
(formerly known as Schwab Small-Cap MarketMasters Fund -
Select Shares, Schwab MarketManager Small Cap Portfolio
and Schwab OneSource Portfolios-Small Company)

Schwab Institutional Select S&P 500 Fund (formerly known     October 28, 1998
as Institutional Select S&P 500 Fund)

Schwab Total Stock Market Index Fund - Investor Shares       April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares         April 15, 1999

Schwab Financial Services Fund (formerly known as            May 15, 2000
Financial Services Focus Fund)

Schwab Health Care Fund (formerly known as Health Care       May 15, 2000
Focus Fund)

Schwab Technology Fund (formerly known as Technology Focus   May 15, 2000
Fund)

Schwab Hedged Equity Fund - Investor Shares                  August 26, 2003

Schwab Hedged Equity Fund - Select Shares                    August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares               May 19, 2003

Schwab Small-Cap Equity Fund - Select Shares                 May 19, 2003

Schwab Dividend Equity Fund - Investor Shares                September 23, 2003

Schwab Dividend Equity Fund - Select Shares                  September 23, 2003

Schwab Premier Equity Fund - Investor Shares                 November 16, 2004

Schwab Premier Equity Fund - Select Shares                   November 16, 2004

Schwab Target 2010 Fund                                      May 4, 2005

Schwab Target 2020 Fund                                      May 4, 2005

Schwab Target 2030 Fund                                      May 4, 2005

Schwab Target 2040 Fund                                      May 4, 2005

Schwab Retirement Income Fund                                May 4, 2005

Schwab Large Cap Growth Fund - Investor Shares               May 24, 2005

Schwab Large Cap Growth Fund - Select Shares                 May 24, 2005

                                    SCHWAB CAPITAL TRUST

                                    By:     /s/ Stephen B. Ward
                                            ------------------------------------
                                            Stephen B. Ward,
                                            Senior Vice President
                                            and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:     /s/ Fred Potts
                                            ------------------------------------
                                            Fred Potts,
                                            Senior Vice President

Dated as of April 1, 2006

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

              THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER
                 THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND
                            PAID MONTHLY IN ARREARS:

Fund                                         Fee
----                                         ---
Schwab International Index Fund - Investor   Twenty one-hundredths of one percent (0.20%) of the
Shares                                       Fund's average daily net assets

Schwab International Index Fund - Select     Five one-hundredths of one percent (0.05%) of the
Shares                                       class' average daily net assets

Schwab Small-Cap Index Fund - Investor       Twenty one-hundredths of one percent (0.20%) of the
Shares                                       Fund's average daily net assets

Schwab Small-Cap Index Fund - Select Shares  Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab MarketTrack Growth Portfolio-         Twenty one-hundredths of one percent (0.20%) of the
Investor Shares (formerly known as Schwab    Fund's average daily net assets
Asset Director-High Growth Fund)

Schwab MarketTrack Growth Portfolio - P      Five one-hundredths of one percent (0.05%) of the
Shares                                       class' average daily net assets

Schwab MarketTrack Balanced Portfolio        Twenty one-hundredths of one percent (0.20%) of the
(formerly known as Schwab Asset Director-    Fund's average daily net assets
Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio    Twenty one-hundredths of one percent (0.20%) of the
-Investor Shares (formerly known as          Fund's average daily net assets
Schwab Asset Director-Conservative
Growth Fund)

Schwab MarketTrack Conservative Portfolio    Five one-hundredths of one percent (0.05%) of the
-P Shares                                    class' average daily net assets

Schwab Market Track All Equity Portfolio     Twenty one-hundredths of one percent (0.20%) of the
(formerly known as Schwab Asset Director-    Fund's average daily net assets
Aggressive Growth Fund)

Schwab S&P 500 Index Fund - Investor         Twenty one-hundredths of one percent (0.20%) of the
Shares                                       class' average daily net assets

Schwab S&P 500 Index Fund - e.Shares         Five one-hundredths of one percent (0.05%) of the
                                             class' average daily net assets

Schwab S&P 500 Index Fund - Select Shares    Five one-hundredths of one percent (0.05%) of the
                                             class' average daily net assets

Schwab Core Equity Fund (formerly known as   Twenty one-hundredths of one percent (0.20%) of the
Schwab Analytics Fund)                       Fund's average daily net assets.

Laudus International MarketMasters Fund -    Twenty one-hundredths of one percent (0.20%) of the
Investor Shares (formerly known as Schwab    Fund's average daily net assets.
International MarketMasters Fund -
Investor Shares, MarketManager
International Portfolio and Schwab
OneSource Portfolios - International)

Laudus International MarketMasters Fund -    Fifteen one-hundredths of one percent (0.15%) of the
Select Shares (formerly known as Schwab      Fund's average daily net assets
International MarketMasters Fund - Select
Shares, MarketManager International
Portfolio and Schwab OneSource Portfolios
-International)

Laudus U.S. MarketMasters Fund - Investor    Twenty one-hundredths of one percent (0.20%) of the
Shares (formerly known as Schwab U.S.        Fund's average daily net assets
MarketMasters Fund - Investor Shares,
Schwab MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth
Allocation)

Laudus U.S. MarketMasters Fund - Select      Fifteen one-hundredths of one percent (0.15%) of the
Shares (formerly known as Schwab U.S.        Fund's average daily net assets
MarketMasters Fund - Select Shares, Schwab
MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Laudus Balanced MarketMasters Fund -         Twenty one-hundredths of one percent (0.20%) of the
Investor Shares (formerly known as Schwab    Fund's average daily net assets
Balanced MarketMasters Fund - Investor
Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios
-Balanced Allocation)

Laudus Balanced MarketMasters Fund -         Fifteen one-hundredths of one percent (0.15%) of the
Select Shares (formerly known as Schwab      Fund's average daily net assets
Balanced MarketMasters Fund - Select
Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios
-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -        Twenty one-hundredths of one percent (0.20%) of the
Investor Shares (formerly known as Schwab    Fund's average daily net assets
Small-Cap MarketMasters Fund - Investor
Shares, Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios
-Small Company)

Laudus Small-Cap MarketMasters Fund -        Fifteen one-hundredths of one percent (0.15%) of the
Select Shares (formerly known as Schwab      Fund's average daily net assets
Small-Cap MarketMasters Fund - Select
Shares, Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios
-Small Company)

Schwab Institutional Select S&P 500 Fund     Five one-hundredths of one percent (0.05%) of the
(formerly known as Institutional Select      Fund's average daily net assets
S&P 500 Fund)

Schwab Total Stock Market Index Fund -       Twenty one-hundredths of one percent (0.20%) of the
Investor Shares                              Fund's average daily net assets

Schwab Total Stock Market Index Fund -       Five one-hundredths of one percent (0.05%) of the
Select Shares                                Fund's average daily net assets

Schwab Financial Services Fund (formerly     Twenty one-hundredths of one percent (0.20%) of the
known as Financial Services Focus Fund)      Fund's average daily net assets

Schwab Health Care Fund (formerly known as   Twenty one-hundredths of one percent (0.20%) of the
Health Care Focus Fund)                      Fund's average daily net assets

Schwab Technology Fund (formerly known as    Twenty one-hundredths of one percent (0.20%) of the
Technology Focus Fund)                       Fund's average daily net assets

Schwab Hedged Equity Fund - Investor Shares  Twenty one-hundredths of one percent (0.20%) of the
                                             Fund's average daily net assets

Schwab Hedged Equity Fund - Select Shares    Five one-hundredths of one percent (0.05%) of the
                                             Fund's average daily net assets

Schwab Small-Cap Equity Fund - Investor      Twenty one-hundredths of one percent (0.20%) of the
Shares                                       Fund's average daily net assets

Schwab Small-Cap Equity Fund - Select        Five one-hundredths of one percent (0.05%) of the
Shares                                       Fund's average daily net assets

Schwab Dividend Equity Fund -                Twenty one-hundredths of one percent (0.20%) of the
Investor Shares                              Fund's average daily net assets

Schwab Dividend Equity Fund -                Five one-hundredths of one percent (0.05%) of the
Select Shares                                Fund's average daily net assets

Schwab Premier Equity Fund -                 Twenty one-hundredths of one percent (0.20%) of the
Investor Shares                              Fund's average daily net assets

Schwab Premier Equity Fund -                 Five one-hundredths of one percent (0.05%) of the
Select Shares                                Fund's average daily net assets

Schwab Target 2010 Fund                      Zero percent (0%) of the Fund's average daily net
                                             assets

Schwab Target 2020 Fund                      Zero percent (0%) of the Fund's average daily net
                                             assets

Schwab Target 2030 Fund                      Zero percent (0%) of the Fund's average daily net
                                             assets

Schwab Target 2040 Fund                      Zero percent (0%) of the Fund's average daily net
                                             assets

Schwab Retirement Income Fund                Zero percent (0%) of the Fund's average daily net
                                             assets

Schwab Large-Cap Growth Fund - Investor      Twenty one-hundredths of one percent (0.20%) of the
Shares                                       Fund's average daily net assets

Schwab Large-Cap Growth Fund - Select        Five one-hundredths of one percent (0.05%) of the
Shares                                       Fund's average daily net assets

The aforementioned shareholder service fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain shareholder services. In no event shall this fee reduction with respect to any third party intermediary be greater than, the fee payable to Charles Schwab & Co. Inc. (per this Agreement or after waivers) for providing shareholder service to the Fund. This fee reduction shall exclude fees paid to a third-party intermediary for sub-transfer agency related services, including, but not limited to, establishment and maintenance of customer records and/or shareholder accounts, even if such services are not described as sub-transfer agency services in the agreement with such third-party intermediary.

                                    SCHWAB CAPITAL TRUST

                                    By:     /s/ Stephen B. Ward
                                            ------------------------------------
                                            Stephen B. Ward,
                                            Senior Vice President
                                            and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:     /s/ Fred Potts
                                            ------------------------------------
                                            Fred Potts,
                                            Senior Vice President

Dated as of April 1, 2006